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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: January 28, 2004
                        (Date of earliest event reported)

                          CAPITAL GROWTH SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

                   Florida                                        0-30831                                     65-0953505
(State or other jurisdiction of incorporation)             (Commission File No.)                   (IRS Employer Identification No.)


                            1100 East Woodfield Road
                           Schaumburg, Illinois 60173
                    (Address of Principal Executive Offices)

                                 (630) 872-5800
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)



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           On February 11, 2004, Capital Growth Systems, Inc. (the "Registrant")
filed a current report on Form 8-K describing its acquisition of Nexvu Technologies, L.L.C. ("Nexvu"). This Amendment on Form 8-K/A is being filed to revise Item 7 in the Registrant's Form 8-K originally filed on February 11, 2004 to include the historical and pro forma financial information required by paragraphs (a) and (b) of Item 7 which were omitted from the report as initially filed in accordance with paragraph (a) (4) of Item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

             (a) Financial Statements of Business Acquired:

           The following audited financial statements and notes thereto of Nexvu are filed with this report as Exhibit 99.1:

             - Report of Independent Public Accountants;

             - Balance Sheets as of December 31, 2003 and December 31, 2002;

             - Statements of Operations and Members' Equity for the years ended December 31, 2003 and December 31, 2002 and from February 28, 2002 (Inception) to December 31, 2003;

             - Statements of Cash Flows for the years ended December 31, 2003 and December 31, 2002 and December 31, 2002 and from February 28, 2002 (Inception) to December 31, 2003; and

             - Notes to Financial Statements

             (b) Pro Forma Financial Information:

           The following unaudited pro forma financial information of the Registrant is filed with this report as Exhibit 99.2:

             - Pro Forma Combined Balance Sheet as of December 31, 2003;

             - Pro Forma Combined Statement of Operations for the year ended December 31, 2003; and

             - Notes to Pro Forma Condensed Consolidated Financial Statements

             (c) Exhibits:

           99.1   Historical Financial Statements for Nexvu Technologies, L.L.C.

           99.2   Pro Forma Financial Information



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2004

                                      CAPITAL GROWTH SYSTEMS, INC.

                                      By:  /s/  Scott Allen
                                           ----------------------------------
                                      Its: Chief Executive Officer